SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

               [X] Current Report Pursuant to Section 13 OR 15(d)
                     of the Securities Exchange Act of 1934


                                 February 5, 1997
                                (Date of Report)



                         Commission file number: 0-28354

                             Great Lakes REIT, Inc.

             (Exact name of Registrant as specified in its Charter)

                               Maryland     36-3844714
          (State or other jurisdiction      (I.R.S. Employer identification no.)
          of incorporation organization)

                    823 Commerce Drive, Suite 300, Oak Brook, IL      60521
                        (Address of principal executive offices)  (Zip Code)

                                (630) 368 - 2900
              (Registrant's telephone number, including area code)


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITIONS

As previously reported in a Current Report on Form 8-K filed December 6, 1996, on November 22, 1996 Great Lakes REIT, Inc. through Great Lakes REIT L.P. (collectively the "Company") acquired a three-story, class A office building located at 1301 Long Lake Road, Troy, Michigan ("Long Lake Crossing"). Constructed in 1988, the property consists of 169,959 rentable square feet and was approximately 93% occupied at acquisition. The property includes a two-story main lobby, an underground garage with 47 parking spaces, exterior parking with 1,067 spaces and a deli.

TERMS OF PURCHASE

Long Lake Crossing was purchased from an unaffiliated third party for approximately $16.1 million. Funds for the purchase came from Company cash reserves.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS


The required  financial  statement for Long Lake Crossing is attached as Exhibit
A. The required proforma financial statement is attached as Exhibit B.

No information is required under Items 1,3,4, and 6, and these items have therefore been omitted.



By:    /s/ Richard L. Rasley
         Richard L. Rasley, Secretary

EXHBIT A

Statements of Revenue and
Certain Expenses

Long Lake Crossing

The period from January 1, 1996 to November 22, 1996 and the year ended December 31, 1995 with Report of Independent Auditors

REPORT OF INDEPENDENT AUDITORS




Board of Directors
Great Lakes REIT, Inc.


We have audited the accompanying Statements of Revenue and Certain Expenses of Long Lake Crossing (the Property) for the period from January 1, 1996 to November 22, 1996 and the year ended December 31, 1995. The Statements of Revenue and Certain Expenses are the responsibility of the Property's management. Our responsibility is to express an opinion on the Statements of Revenue and Certain Expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements of Revenue and Certain Expenses are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statements of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statements of Revenue and Certain Expenses. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2 and are not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statements of Revenue and Certain Expenses referred to above present fairly, in all material respects, the revenue and certain expenses of the Property described in Note 2 for the period from January 1, 1996 to November 22, 1996 and the year ended December 31, 1995, in conformity with generally accepted accounting principles.




/s/ Ernst & Young LLP
ERNST & YOUNG LLP


Chicago, Illinois
December 27, 1996



                               LONG LAKE CROSSING
                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES


                                                              January 1, 1996 to                     Year Ended
                                                               November 22, 1996              December 31, 1995
                                                               -----------------              -----------------

Revenue
Base rents                                                            $2,269,745                     $2,519,925
Tenant reimbursements                                                     167,721                        152,633
Other income                                                              65,876                         42,392
                                                                          ------                         ------
Total revenue                                                          2,503,342                      2,714,950
                                                                       ---------                      ---------

Expenses
Real estate taxes                                                        303,440                        340,696
Contract Services                                                        178,172                        164,876
Utilities                                                                277,635                        300,855
Repairs and maintenance                                                   92,496                        106,083
Management fee                                                            48,684                         51,582
Insurance                                                                 23,689                         25,788
Other                                                                     18,008                         12,562
                                                                          ------                         ------
Total expenses                                                           942,124                      1,002,442
                                                                         -------                      ---------

Revenue in excess of certain expenses                                 $1,561,218                     $1,712,508
                                                                      ==========                     ==========



See accompanying notes.

LONG LAKE CROSSING

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

Note 1  Business

The accompanying Statements of Revenue and Certain Expenses relate to the operations of Long Lake Crossing (the Property). The Property was acquired on November 22, 1996, by Great Lakes REIT, L.P. (Great Lakes).

As of November 22, 1996 and December 31, 1995, the Property had twenty-eight tenants and was 92% and 93% leased, respectively. Two tenants (Walsh College of Business and St. Paul Fire & Marine Insurance) accounted for approximately 33% of base rents at November 22, 1996 and December 31, 1995.

Note 2  Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The statement is not representative of the actual operations of the Property for the periods presented nor indicative of future operations as certain expenses, primarily depreciation and amortization, which may not be comparable to the expenses expected to be incurred by Great Lakes in future operations of the Property, have been excluded.

Revenue and Expense Recognition

Revenue is recognized in the period in which it is earned. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Note 3  Rentals

The Property has entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes in relation to their pro rata share as defined.

Note 4  Management Agreement

During the year ended December 31, 1995 and the period ended November 22, 1996, the Property was managed by a third-party management company. The management agreement provided for 2% of gross monthly rent.

EXHIBIT B

Pro Forma Financial Statements

The unaudited Pro forma statements of income for the nine months ended September 30, 1996, and the year ended December 31, 1995, present the results of operations as if the property acquisition had occurred at the beginning of 1995. The unaudited Pro forma balance sheet as of September 30, 1996, gives effect to the property acquisition subsequent to that date. The unaudited Pro forma financial staements are not necessarily indicative of what the Company's financial position or results of operations would have been assuming the above event would have been consummated as of the dates indicated nor do they purport to project the Company's financial position or results of operations at any future date or for any future period.

Great Lakes REIT, Inc.
Pro Forma Balance Sheet (unaudited)
                                                Historical                             Pro forma
                                                 09/30/96           Property            09/30/96
                                                (unaudited)         Acquisition        (unaudited)
                                                (1)                (2)                    (3)
Assets
Properties:
Land                                            $21,491,500          $2,500,000        $23,991,500
Buildings, improvements, and equipment           94,623,932          13,600,416        108,224,348
Less accumulated depreciation                     4,673,912                              4,673,912
                                                ----------------------------------------------------------
                                                111,441,520          16,100,416        127,541,936
Cash and cash equivalents                           816,207                                816,207
Real estate tax escrows                             753,197                                753,197
Rents receivable                                  1,434,547                              1,434,547
Deferred costs                                    2,825,225                              2,825,225
Other assets                                        451,702              14,032            465,734
                                                ----------------------------------------------------------

Total assets                                   $117,722,398         $16,114,448       $133,836,846
                                                ==========================================================

Liabilities and stockholders' equity

Bank loan payable                               $27,602,368         $16,042,587        $43,644,955
Mortgage loans payable                           18,158,065                             18,158,065
Bonds payable                                     5,235,000                              5,235,000
Accounts payable and accrued liabilities            911,960                                911,960
Accrued real estate taxes                         2,905,317                              2,905,317
Prepaid rent                                        690,081                                690,081
Security deposits                                   424,661              71,861            496,522
Distributions/dividends payable                   1,638,881
                                                ----------------------------------------------------------

Total liabilities                                57,566,333          16,114,448         73,680,781
                                                ----------------------------------------------------------

Preferred stock ($0.01 par value, 10,000,000
 authorized, 73, 548 issued)                            735                                    735
Common stock ($0.01 par value, 20,000,000
 authorized; 6,316,683, issued in 1996)              63,167                                 63,167
Paid-in-capital                                  65,435,578                             65,435,578
Distributions in excess of accumulated
 earnings                                        (3,607,528)                            (3,607,528)
Employee stock loans                             (1,247,351)                            (1,247,351)
Deferred compensation                              (333,125)                              (333,125)
Treasury stock                                     (155,411)                              (155,411)
                                                ----------------------------------------------------------

Total stockholders' equity                       60,156,065                   0         60,156,065
                                                ----------------------------------------------------------

Total Liabilities and Stockholders' Equity     $117,722,398         $16,114,448       $133,836,846
                                                ==========================================================

See accompanying notes to pro forma balance sheet.

Notes to pro forma balance sheet.

(1) Represents the historical financial position of the Company at September 30, 1996.

(2) Represents the purchase price paid for Long Lake Crossing, net of any other assets acquired or liabilities assumed. It is assumed the purchase price was funded by borrowings on the Company's line of credit.

(3) The unaudited pro forma balance sheet as of September 30, 1996 gives effect to the acquisition of Long Lake Crossing as of September 30, 1996 and is not indicative of the financial position of the Company had this acquisition taken place on that date nor does it purport to project the Company's financial position at any future date.



Great Lakes REIT, Inc.
Pro Forma Statements of Income (unaudited)
                                        Historical                                                Pro forma
                                        Nine months       Acquisition of        Pro Forma         Nine months
                                        ended 9/30/96         Property          Adjustments       ended 9/30/96
                                         (unaudited)                                              (unaudited)
                                            (1)                (2)                 (3)                (5)
Revenues
Rental                                  $17,534,220          2,095,821                             19,630,041
Interest                                     78,366                                                    78,366
                                        -----------------------------------------------------------------------------

Total revenues                           17,612,586          2,095,821                   0         19,708,407
                                        -----------------------------------------------------------------------------

Expenses
Real estate taxes                         2,907,224            254,043                              3,161,267
Other property operating                  4,691,157            688,081                              5,379,238
General and administrative                1,387,097                                                 1,387,097
Interest                                  2,865,533                                902,396          3,767,929
Depreciation and amortization             2,727,414                                255,008          2,982,422
Contract termination                      1,273,307                                                 1,273,307
                                        -----------------------------------------------------------------------------

Total expenses                           15,851,732            942,124           1,157,403         17,951,259
                                        -----------------------------------------------------------------------------

Net income                               $1,760,854         $1,153,697         ($1,157,403)        $1,757,148
                                        =============================================================================

Earnings per common share and common
 share equivalent                             $0.35                                                     $0.35
                                        ===================                                       ===================

Weighted average number of common
 shares and common share equivalents
 outstanding                              5,081,833                                                 5,081,833
                                        ===================                                       ===================


See accompanying notes to pro forma balance statements of income.

                                        Historical                                                Pro forma
                                          Year          Acquisition of        Pro forma             Year
                                        ended 12/31/95      Property          Adjustments       ended 12/31/95
                                        (audited)                                                 (unaudited)
                                               (1)               (4)                 (3)                (5)

Revenues
Rental                                  $14,765,108         $2,714,950                            $17,480,058
Interest                                    200,818                                                   200,818
                                        -----------------------------------------------------------------------------

Total revenues                           14,965,926          2,714,950                   0         17,680,876
                                        -----------------------------------------------------------------------------

Expenses
Real estate taxes                         2,624,588            340,696                              2,965,284
Other property operating                  3,967,543            661,746                              4,629,289
General and administrative                  922,652                                                   922,652
Interest                                  2,296,457                              1,203,194          3,499,651
Depreciation and amortization             1,954,885                                340,010          2,294,895
Contract termination                                                                                        0
                                        -----------------------------------------------------------------------------

Total expenses                           11,766,125          1,002,442           1,543,204         14,311,771
                                        -----------------------------------------------------------------------------

Net income                               $3,199,801         $1,712,508         ($1,543,204)        $3,369,105
                                        =============================================================================

Earnings per common share and common
 share equivalent                             $0.88                                                     $0.66
                                        ===================                                       ===================

Weighted average number of common
 shares and common share equivalents
 outstanding                              3,650,133                                                 5,081,833
                                        ===================                                       ===================


See accompanying notes to pro forma statements of income.


Notes to pro forma statements of income.

(1) Represents the historical operations of the Company for the periods described.

(2) Represents the unaudited, estimated historical operations of Long Lake Crossing from January 1, 1996 to September 30, 1996 based upon the audited results of operations for the period January 1, 1996 to November 22, 1996.

(3) Depreciation is computed on a straight-line basis over 40 years for the periods described. Interest expense is computed on the amount assumed to be borrowed to acquire this property at an interest rate of 7.5% per annum for the periods described.

(4) Represents the historical operations of Long Lake Crossing for the year ended December 31, 1995.

(5) The unaudited pro forma statements of income for the periods described give effect to the acquisition of Long Lake Crossing as of January 1, 1995 and are not indicative of the results of operations of the Company had this acquisition taken place on that date nor do they purport to project the Company's results of operations at any future date.